UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0059
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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ALDILA, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 17, 2007

To Our Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Aldila, Inc., to be held Wednesday, May 16, 2007, at 10:30 a.m. (Pacific daylight time) at the Company’s executive offices and production facility, 13450 Stowe Drive, Poway, California 92064. The formal notice and proxy statement for the Annual Meeting are attached to this letter.

It is important that you vote your shares as soon as possible, either by the phone, by using the Internet, or by mail as explained on the enclosed proxy card, even if you currently plan to attend the Annual Meeting. By doing so, you will ensure that your shares are represented and voted at the meeting. If you decide to attend, you can still vote your shares in person, if you wish.

On behalf of the Board of Directors, I thank you for your cooperation and I look forward to seeing you on May 16.

Very truly yours,
/s/ PETER R. MATHEWSON
Peter R. Mathewson
Chairman of the Board

ALDILA, INC.

13450 STOWE DRIVE
POWAY, CALIFORNIA 92064

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 16, 2007

TO THE STOCKHOLDERS OF ALDILA, INC.

Notice is hereby given that the Annual Meeting of Stockholders of Aldila, Inc. (the “Company”) will be held at the Company’s executive offices and production facility, 13450 Stowe Drive, Poway, California 92064, on Wednesday, May 16, 2007, at 10:30 a.m., (Pacific daylight time), for the following purposes:

1.   ELECTION OF DIRECTORS.   To elect by vote of the holders of Common Stock a total of four persons to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified. The Board of Directors’ nominees are:

Thomas A. Brand	Bryant R. Riley
Peter R. Mathewson	Andrew M. Leitch

2.   RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.   To ratify the Audit Committee’s selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent accountants for the fiscal year ending December 31, 2007.

3.   OTHER BUSINESS.   To consider and act upon such other business as may properly come before the meeting.

Only stockholders of record at the close of business on March 30, 2007 will be entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any adjournments thereof.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ ROBERT J. CIERZAN
Robert J. Cierzan
Secretary

Dated: April 17, 2007

Whether or not you currently plan to attend the annual meeting in person, please vote by telephone, or by using the Internet or by mail, as instructed on the enclosed proxy card, as promptly as possible. You may revoke your proxy (whether given by telephone, Internet or mail) if you decide to attend the annual meeting and wish to vote your shares in person.

ALDILA, INC.

13450 STOWE DRIVE

POWAY, CALIFORNIA 92064

(858) 513-1801

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 16, 2007

GENERAL

This proxy statement is furnished to stockholders of Aldila, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board” or “Board of Directors”) for use at the Annual Meeting of Stockholders to be held at 10:30 a.m., (Pacific daylight time), on Wednesday, May 16, 2007, at the Company’s executive offices and production facility, 13450 Stowe Drive, Poway, California 92064, and any adjournments thereof (the “Annual Meeting” or “Meeting”).

Common stockholders of record as of the close of business on March 30, 2007, will be entitled to vote at the Meeting or any adjournments thereof. As of the record date, the Company had outstanding 5,529,250 shares of Common Stock, each entitled to one vote on all matters to be voted upon. There are no other voting securities of the Company outstanding. This proxy statement, the accompanying form of proxy and the Company’s annual report to stockholders for the fiscal year ended December 31, 2006 are being mailed on or about April 17, 2007 to each stockholder entitled to vote at the Meeting.

VOTING AND REVOCATION OF PROXIES

VOTING

If the enclosed proxy is voted by telephone, using the Internet or executed and returned by mail in time and not revoked, all shares represented thereby will be voted. Each proxy will be voted in accordance with the stockholder’s instructions. If no such instructions are specified, the proxies will be voted FOR the election of each person nominated for election as a director and FOR the ratification of the Board’s selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent accountants for the fiscal year ending December 31, 2007.

Assuming a quorum is present, the affirmative vote by the holders of a plurality of the votes cast at the Meeting will be required for the election of directors; the affirmative vote of a majority of the votes cast at the Meeting will be required for the ratification of the Board’s selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent accountants; and the affirmative vote of a majority of the votes cast at the Meeting will be required to act on all other matters to come before the Annual Meeting. An automated system administered by the Company’s transfer agent tabulates the votes. For purposes of determining the number of votes cast with respect to any voting matter, only those cast “for” or “against” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting. With respect to all matters (other than the election of directors), abstentions and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast.

REVOCATION

A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy by mail, or by telephone, or by using the Internet will not prevent a stockholder of record from voting in person at the Annual Meeting if a stockholder of record is present and wishes to do so (but attendance at the meeting will not automatically revoke your proxy).  If you are the beneficial owner of shares (your shares are held in “street name”) the official stockholder of record must revoke the proxy for your street name shares.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Company’s Restated Bylaws give the Board the power to set the number of directors between one and twenty-one. The size of the Company’s Board is currently set at five. Mr. Lloyd Miller has informed the Company that he does not desire to stand for re-election as a director. The Board has elected to reduce the size of the board to four, effective at the Annual Meeting of Stockholders. As a result, the number of seats on the Company’s Board to be filled at the Annual Meeting of Stockholders will be four.

Directors hold office until the next Annual Meeting of Stockholders and until their successors are elected and have qualified.

Unless otherwise directed, proxies in the accompanying form will be voted FOR the nominees listed below. If any one or more of the nominees is unable to serve for any reason or withdraws from nomination, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. All of the nominees are current directors of the Company whose terms end at the 2007 Annual Meeting. Information concerning the nominees for directors is set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE BOARD OF DIRECTORS’ NOMINEES FOR DIRECTORS TO BE ELECTED BY THE HOLDERS OF COMMON STOCK.

NOMINEES FOR ELECTION BY HOLDERS OF COMMON STOCK

THOMAS A. BRAND has been a director of the Company since November 1997. Since January 1994, Mr. Brand has been a consultant to the composite materials industry. Since August 2000, he has been a director of Reinhold Industries, Inc., a manufacturer of advanced custom composite components and sheet molding compounds for a variety of applications in the United States and Europe. From 1983 to 1992, he was Senior Vice President/General Manager of Fiberite Advanced Materials, a business unit of ICI-PLC. From 1964 to 1983, Mr. Brand served as Vice President/General Manager, Fiberite West Coast Corp., which is a division of Fiberite Corporation. Age: 73.

PETER R. MATHEWSON has been a director of the Company since January 1997 and has been President, Chief Executive Officer and Chairman of the Board of the Company since January 2000. From 1990 until December 31, 1999, he served as Vice President of the Company (or its predecessors). Since January 1997, Mr. Mathewson has also served as President and Chief Operating Officer of Aldila Golf Corp., the Company’s operating subsidiary that conducts its core golf operations. Mr. Mathewson has been with the Company (or its predecessors) since September 1973 and has held various positions, including: plant manager, production manager, shipping and receiving supervisor, and purchasing agent. Age: 56.

BRYANT R. RILEY has been a director of the Company since May 2003. He is the founder and Chairman of B. Riley & Co., Inc. since January 1997. B. Riley & Co., a member of the NASD, provides research and trading ideas primarily to institutional investors. Mr. Riley has also been the General Partner of Riley Investment Management since 2001. In addition he is a director of Celeritek, Inc., Integrated Silicon Solutions, Inc., and of Alliance Semiconductor. Age: 40.

ANDREW M. LEITCH is a certified public accountant, a chartered accountant, and a private businessman. He currently serves on the Board of Directors of (i) Blackbaud, Inc., (NASDAQ) where he is also chairman of the Audit Committee, and a member of their Governance/Nomination and Compensation committees, and (ii) various private companies. From April 2005 through May 2006 he served on the Board of Directors of Wireless Facilities, Inc. where he was a member of the Audit Committee. From March 2006 through April 2007 he served on the Board of Directors of Open Energy, Inc., where he was chair of the Audit Committee. In March 2000 he retired after 22 years as a partner of Deloitte & Touche LLP. He worked primarily in Japan, Singapore and Hong Kong, where he led the opening and subsequently successfully managed  that firm’s China practice throughout the 1980’s. He has previously served on the Board of Directors of other private as well as public entities. Age 63.

THE BOARD OF DIRECTORS AND COMMITTEES

In addition to the foregoing nominees, Mr. Lloyd I. Miller, III has served as a director of the Company. He has informed the Company that he does not desire to stand for re-election as a director. Mr. Miller first became a director of the Company in September 2001. He has been a registered investment advisor since 1990 and is also a director and member of the compensation committee of Stamps.com. In the past he has been a director of Synergy Brands, Inc. and American Banknote Corp. Age: 52.

The Board of Directors of the Company directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the full Board of Directors and four standing committees: Executive, Audit, Compensation and Nominating. In addition, from time to time special committees may be established under the direction of the Board when necessary to address specific issues.

ATTENDANCE AT BOARD, COMMITTEE AND STOCKHOLDER MEETINGS

The Board of Directors of the Company held four regularly scheduled meetings and two special meetings in calendar year 2006. Meetings of committees are discussed below. Each director attended 75% or more of the aggregate of (i) meetings of the Board held during the period for which he served as a director and (ii) meetings of all committees held during the period for which he served on those committees, except Mr. Leitch, who attended all of the regularly scheduled board meetings but did not attend either of the special board meetings. The Company encourages all directors to attend the Annual Meeting of Stockholders. At the Annual Meeting of Stockholders held May 2006 all directors were in attendance, either in person or by telephone.

CERTAIN COMMITTEES OF THE BOARD

The EXECUTIVE COMMITTEE of the Board has the authority, between meetings of the Board of Directors, to exercise all powers and authority of the Board in the management of the business and affairs of the Company that may be lawfully delegated to it under Delaware law. The Committee is chaired by Peter R. Mathewson and its other members are Lloyd I. Miller, III, and Bryant R. Riley. It is anticipated that at the meeting of the Board of Directors immediately following the Annual Meeting of Stockholders, the existing members of the Executive Committee will be re-appointed or replaced where a vacancy occurs. The Executive Committee held no meetings in calendar year 2006.

The AUDIT COMMITTEE is currently composed of Andrew M. Leitch, as chairman and “financial expert,” Bryant R. Riley, and Thomas A. Brand. The Audit Committee held four meetings in calendar year 2006. See “AUDIT COMMITTEE” below for a description of the responsibilities and activities of the Audit Committee, the independence of its membership, and the proposed composition of the Audit Committee following the 2007 Annual Meeting of Stockholders.

The COMPENSATION COMMITTEE is currently composed of Thomas A. Brand, who is the chairman, Bryant R. Riley and Lloyd I. Miller, III. The Compensation Committee held four meetings in calendar year 2006.  See “COMPENSATION COMMITTEE” below for a description of the responsibilities and activities of the Compensation Committee, the independence of its membership, and the proposed composition of the Compensation Committee following the 2007 Annual Meeting of Stockholders.

The NOMINATING COMMITTEE was originally established by the Board of Directors in 2004. The Nominating Committee met on March 21, 2007 to prepare for the 2007 Annual Meeting of Stockholders. The Nominating Committee is currently comprised of Thomas A. Brand, who is chairman, Lloyd I. Miller, III and Bryant R. Riley. Each member of the Nominating Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with NASDAQ rules. The Nominating Committee has recommended to the Board of Directors, which has adopted its recommendation, that the nominees for Director named in this proxy be submitted to the stockholders for approval. The Company anticipates that at the meeting of the Board of Directors immediately following the 2007 Annual Meeting of Stockholders, Mr. Brand, Mr. Riley and Mr. Leitch will be appointed to the Nominating Committee.

INDEPENDENCE OF MAJORITY OF DIRECTORS

The Board of Directors has determined that Messrs. Brand, Riley, Miller and Leitch constitute a majority of the Board of Directors, that each is, and those continuing in office will be, independent under the rules applicable to NASDAQ listed companies, and none of them are believed to have any relationships that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.

Mr.  Mathewson is not considered independent because he currently serves as an executive officer of the Company.

COMPENSATION OF DIRECTORS

Compensation of the Company’s Directors is established by action of the Company’s Board of Directors. Non-employee directors are currently paid $2,000 per quarter, plus $1,000 for each Board meeting and $500 for each committee meeting attended. Following the implementation of the Sarbanes-Oxley Act and the increased importance of Board committees, in October 2005 the Board approved paying the Chair of the Audit Committee $6,000  per year, and the Chair of the Compensation Committee $3,000 per year.

Pursuant to the terms of the Company’s 1994 Stock Incentive Plan, non-employee directors also receive an automatic grant of options to purchase 8,772 shares of the Company’s Common Stock upon taking office as a Director, and an additional automatic grant of options to purchase 3,334 shares of the Company’s Common Stock on the last trading day in the month of May each year thereafter, provided the director has completed one year of service on such date. Such stock options are granted with an exercise price equal to the average of the high and low price reported for the date they are granted, vesting in three equal, annual installments. The Company has not granted any restricted stock to its non-employee directors.

The following table presents information regarding the compensation the Company paid to its non-employee Directors during the fiscal year ended December 31, 2006. Mr. Mathewson, our sole employee-director, receives no compensation for his work as a director. His compensation as an employee is discussed below.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Thomas A. Brand	$22,500	$62,813	—	$85,313
Andrew M. Leitch	$19,500	$62,813	—	$82,313
Lloyd I. Miller, III	$17,500	$62,813	—	$80,313
Bryant R. Riley	$19,500	$62,813	—	$82,313

(1)          Option awards are valued at fair value, as determined by Financial Accounting Standard No. 123 (revised 2004), Share Based Payment (hereafter “FAS 123R”).

(2)          We pay the out-of-pocket expenses of our Directors which they incur in connection with attending meetings. We make no stock awards, no non-equity incentive plan awards, and provide no pension or deferred compensation to our Directors.

CODE OF ETHICS

The Company adopted a Code of Business Conduct and Ethics on December 31, 2002 governing its officers, directors and employees, including our Executive Officers. A copy of the Code of Business Conduct and Ethics is available at the Company’s website (www.aldila.com).

PROPOSAL NO. 2—RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

The firm of Peterson & Co., LLP acted as independent accountants for the Company from May 20, 2003 through November 15, 2006. Effective November 15, 2006 Peterson & Co., LLP merged with Squar, Milner, Miranda, Williamson, LLP. The resulting firm is known as Squar, Milner, Peterson, Miranda & Williamson, LLP. Both of the pre-merger firms and the resulting post-merger firm are registered with the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee approved engaging Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent accountants for the fiscal year ended December 31, 2006 and has recommended engaging them for the fiscal year ended December 31, 2007. This recommendation is being presented to stockholders for ratification at the Annual Meeting. The Company knows of no direct or material indirect financial interest of Squar, Milner, Peterson, Miranda & Williamson, LLP in the Company or any connection of that firm with the Company in the capacity of promoter, underwriter, voting trustee, officer or employee.

Representatives of Squar, Milner, Peterson, Miranda & Williamson, LLP (i) will be present at the 2007 Annual Meeting of Stockholders, (ii) will have an opportunity to make a statement if they so desire, and (iii) will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP AS THE INDEPENDENT ACCOUNTANTS OF THE COMPANY.

INDEPENDENT ACCOUNTANT FEES

From May 20, 2003, the Company’s principal accountant has been Squar, Milner, Peterson, Miranda & Williamson, LLP or its predecessor firm, Peterson & Co., LLP. Our fiscal year is the calendar year. The Company paid the following fees to its principal accountant for the indicated services.

AUDIT FEES

The Company was billed $91,629 for 2005 by Peterson & Co., LLP, and $92,874 for 2006 by Squar, Milner, Peterson, Miranda & Williamson, LLP or its predecessor Peterson & Co., LLP, for professional services rendered by its principal accountant for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly filings, and services normally provided by the accountant in connection with statutory and regulatory filings.

AUDIT-RELATED FEES

The Company was billed $202,023 for 2005 by Peterson & Co., LLP, and $178,885 for 2006 by Squar, Milner, Peterson, Miranda & Williamson, LLP or its predecessor Peterson & Co., LLP, for professional services rendered by its principal accountant reasonably related to the performance of the audit or review of the Company’s financial statements in addition to the Audit Fees reported above. Such professional services consisted of an audit of the employee benefit plan, an audit of a foreign statutory report, and accounting consultations, and the audit and certification of the Company’s internal controls for financial reporting required under Section 404 of the Sarbanes-Oxley Act.

TAX FEES

The Company was billed $40,191 for 2005 by Peterson & Co., LLP, and $65,231 for 2006 by Squar, Milner, Peterson, Miranda & Williamson, LLP or its predecessor Peterson & Co., LLP, for professional services rendered by its principal accountant for tax compliance, tax advice and tax planning. Such professional services consisted of tax planning and consultations and tax return preparation.

ALL OTHER FEES

The Company did not incur any fees for other professional services rendered by Peterson & Co., LLP in 2005, nor Squar, Milner, Peterson, Miranda & Williamson, LLP or its predecessor Peterson & Co., LLP in 2006.

PRE-APPROVAL POLICIES

Consistent with the requirements of the SEC and NASDAQ listed companies, the Audit Committee considers, on a case-by-case basis, and approves in advance, if appropriate, all audit and permissible non-audit services to be provided by the Company’s principal accountants. None of the services provided in 2006 fell within the exemptions to the required Audit Committee pre-approval procedures. All of the professional services provided by Peterson & Co., LLP in 2005 and by Squar, Milner, Peterson, Miranda & Williamson, LLP or its predecessor Peterson & Co., LLP, in 2006 were pre-approved by the Company’s Audit Committee.

CHANGE OF ACCOUNTANT

The SEC considers the merger of the Company’s old public accounting firm into a new firm as a change of accountant and the decision by Peterson & Co., LLP to not stand for re-election. In accordance with applicable SEC rules, the Company makes the following disclosures:

•       The report of Peterson & Co., LLP on our financial statements as of and for the years ended December 31, 2004 and December 31, 2005 did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

•       During our two fiscal years ended December 31, 2004 and December 31, 2005, and any subsequent interim period preceding the merger which created Squar, Milner, Peterson, Miranda & Williamson, LLP, there were no disagreements with Peterson & Co., LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction would have caused them to make reference thereto in their report on our financial statements.

•       During our two fiscal years ended December 31, 2004 and December 31, 2005, and any subsequent interim period preceding the merger which created Squar, Milner, Peterson, Miranda & Williamson, LLP there were no events of the type described in Item 304(a)(1)(v) of Regulation S-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the shares of Common Stock beneficially owned as of February 1, 2007 by (a) each person or entity who, insofar as the Company has been able to ascertain, beneficially owned more than 5% of the Company’s Common Stock as of such date, (b) each of the directors of the Company, (c) the Company’s Chief Executive Officer and the two other most highly compensated executive officers of the Company for the fiscal year ended December 31, 2006 (the “Named Executive Officers”) and (d) all current directors and executive officers of the Company, as a group (seven persons). Except as otherwise indicated, the business address for each person is c/o Aldila, Inc., 13450 Stowe Drive, Poway, California 92064.

Common Stock Beneficially Owned

Name	Beneficial Ownership	Percent(1)
Certain Beneficial Owners
Citigroup Global Markets Inc.(2)	373,867	6.77%
Pike Capital Partners, LP(3)	281,825	5.10%
Directors and Officers
Peter R. Mathewson(4)	81,842	1.47%
Thomas A. Brand(5)	7,612	*
Andrew M. Leitch(6)	1,136	*
Lloyd I. Miller, III(7)	154,442	2.79%
Bryant R. Riley(8)	181,430	3.28%
Robert J. Cierzan(9)	40,558	*
Michael J. Rossi(10)	7,325	*
Total All Directors and Officers	474,345	8.44%

Notes:

                 * Percentage of shares beneficially owned as of February 1, 2007, or vesting within 60 days of February 1, 2007 does not exceed one percent.

       (1) Based on a total of 5,524,250 shares, which represents 5,552,723 outstanding Common Shares as of February 1, 2007, less 28,473 restricted shares issued but not vested within 60 days of that date, plus any options or other rights to acquire shares vesting within 60 days of that date.

       (2) Based on a Schedule 13G, dated February 8, 2007, filed by Citigroup Global Markets Inc., Citigroup Financial Products Inc., Citigroup Global Markets Holdings Inc., and Citigroup Inc., showing aggregate beneficial ownership of 373,867 shares, of which zero are subject to sole voting and sole dispositive power, and all are subject to shared voting and shared dispositive power. The address of Citigroup Global Markets Inc., Citigroup Financial Products Inc. and Citigroup Global Markets Holdings Inc. is 388 Greenwich Street, New York, NY 10013. The address of Citigroup Inc. is 399 Park Avenue, New York, NY 10043.

       (3) Based on a Schedule 13G, dated February 12, 2007, filed by Pike Capital Partners, LP and Pike Capital Partners (QP), LP, showing beneficial ownership of 281,825 shares, of which zero are subject to sole voting and sole dispositive power, and all are subject to shared voting and shared dispositive power. The General Partner of both Pike Capital Partners, LP and Pike Capital Partners (QP), LP is Pike Capital Management LLC, whose Managing Member is Daniel W. Pike. The address of Pike Capital Partners, LP and Pike Capital Partners (QP), LP is 275 Madison Ave., Ste. 418, New York, NY 10016.

       (4) Mr. Mathewson has shared voting and dispositive power over all Common Shares shown, which are held by Peter R. Mathewson and Penny E. Mathewson, Trustees of the Mathewson Family Trust dated 01/20/1998. Includes 3,375 shares of restricted stock, none of which will have vested within 60 days of February 1, 2007, options to acquire 57,625 shares of Common Stock all of which are vested as of February 1, 2007, and options to acquire zero additional shares of Common Stock that will vest within 60 days following February 1, 2007. As of February 1, 2007, Mr. Mathewson held options to purchase zero shares of Common Stock that will not have vested within 60 days following that date.

       (5) Includes options to acquire 1,112 shares of Common Stock that will have vested within 60 days following February 1, 2007. As of February 1, 2007, Mr. Brand also held options to purchase 5,557 shares of Common Stock that will not have vested within 60 days following that date.

       (6) Includes options to acquire 1,112 shares of Common Stock that will have vested within 60 days following February 1, 2007. As of February 1, 2007, Mr. Leitch also has options to purchase 14,328 shares of Common Stock that will not have vested within 60 days following that date.

       (7) Based on a Form 4 filed May 4, 2006. Includes options to purchase 6,667 shares of Common Stock that will have vested within 60 days following February 1, 2007. As of February 1, 2007, Mr. Miller also held options to purchase 6,669 shares of Common Stock that will not have vested within 60 days following February 1, 2007. Mr. Miller is advisor to Trust A-4 and Trust C, which hold 9,375 Common Shares and 51,018 Common Shares, respectively. Mr. Miller is the manager of Milfam, LLC, an Ohio limited liability company, which is the managing general partner of Milfam I, L.P., a Georgia limited partnership. Milfam, LLC holds 666 Common Shares. Milfam I, L.P. holds 22,403 Common Shares. Mr. Miller is the trustee for certain generation skipping trusts, including Catherine Miller GST (which holds 1,166 Common Shares), Kimberly Miller GST (which holds 1,166 Common Shares), and Lloyd I. Miller GST (which holds 1,200 Common Shares). Mr. Miller is the custodian for certain accounts created under the Florida Uniform Gifts to Minors Act, including Alexandra Miller UGMA (which holds 1,066 Common Shares) and Lloyd I. Miller IV UGMA (which holds 1,066 Common Shares). Mr. Miller is investment counsel (with sole voting and dispositive rights) and co-trustee with Kimberly Miller of a trust for the benefit of Alexandra Miller and Lloyd I. Miller IV (which holds 1,000 Common Shares). Mr. Miller holds shared investment voting and dispositive power over 30,322 Common Shares held by the Marli B. Miller Custodian Managed Account.  Mr. Miller is also the beneficial owner for Section 16 purposes of 1,000 shares held by Kimberly S. Miller. Mr. Miller disclaims any beneficial interest in all Common Shares other then his pecuniary interest therein, except those Common Shares held directly by him.

       (8) Based on a Form 4 filed March 13, 2007. Includes options to acquire 6,667 shares of Common Stock, that will have vested within 60 days of February 1, 2007. Mr. Riley also has options to purchase 6,669 shares of Common Stock that will not have vested within 60 days following February 1, 2007. Mr. Riley is the sole equity holder of B. Riley & Co., which holds 16,792 shares of Common Stock. Mr. Riley is also the sole equity holder of Riley Investment Management, LLC, General Partner of Riley Investment Partners Master Fund, L.P., which holds 157,971 shares of Common Stock. Mr. Riley, directly or indirectly, has sole voting and dispositive power over all of the foregoing shares.

       (9) Includes 2,325 shares of restricted stock, none of which will have vested within 60 days of February 1, 2007, options to acquire 15,075 shares of Common Stock that have vested by February 1, 2007, and options to acquire zero additional shares of Common Stock that will have vested within 60 days of that date. As of February 1, 2007, Mr. Cierzan has options to purchase zero shares of Common Stock that will not have vested within 60 days of that date. Mr. Cierzan shares voting and dispositive control over 23,158 shares of Common Stock with his wife, Lynn Cierzan, as a joint tenant.

(10) Includes 2,325 shares of restricted stock, none of which will have vested within 60 days of February 1, 2007, options to acquire 5,000 shares of Common Stock that have vested by February 1, 2007, and options to acquire zero additional shares of Common Stock that will have vested within 60 days following February 1, 2007.  As of February 1, 2007, Mr. Rossi has options to purchase zero shares of Common Stock that will not have vested within 60 days of that date.

LEGAL PROCEEDINGS AND ADVERSE INTERESTS

The Company is not aware of any material legal proceedings to which a director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting security of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries, or has a material interest adverse to the Company or any of its subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and holders of more than 10% of the Company’s Common Stock to file with the Securities and Exchange Commission (the “SEC”) reports of ownership and changes in ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5.

Based on a review of such forms and written representations of reporting persons, the Company believes that during the calendar year ended December 31, 2006, its officers and directors and holders of more than 10% of the Company’s Common Stock complied with all applicable Section 16(a) filing requirements, except (i) Mr. Leitch, who filed a Form 4 on March 9, 2006 which reported one day late a single trade of shares which occurred on March 6, 2006; (ii) Mr. Brand, who filed five late Form 4s—one on March 15, 2006 reporting a single sale of  shares which occurred on March 7, 2006, two on June 9, 2006 reporting four sales of stock incident to the exercise of stock options which occurred on June 2, 2006, and two on June 12, 2006 reporting five sales of  stock incident to the exercise of stock options which occurred on June 1, 2006; (iii) Mr. Rossi, who filed a late Form 4 on August 10, 2006 reporting a single sale of shares which occurred on May 18, 2006; and (iv) Mr. Riley, who filed a late Form 4 on February 6, 2006, reporting seven late transactions occurring between January 10, 2006 and February 1, 2006.

EXECUTIVE OFFICERS OF THE COMPANY

Set forth below is certain information regarding each of the current executive officers of the Company. Information about Mr. Mathewson is presented in “ELECTION OF DIRECTORS—Nominees for Election by Holders of Common Stock.” Officers are appointed by and serve at the discretion of the Board. Except as otherwise indicated, the positions listed are with Aldila, Inc.

Name	Age	Position
Peter R. Mathewson	56	Chairman of the Board of Directors, Chief Executive Officer, President and Director of Aldila, Inc; President and Chief Operating Officer of Aldila Golf Corp.
Robert J. Cierzan	60	Vice President—Finance, Secretary and Treasurer
Michael J. Rossi	53	Vice President—Sales and Marketing of Aldila Golf Corp.

The principal occupations and positions for the past five years, and in certain cases prior years, of the executive officers of the Company who are not also nominees for election as a director, are as follows:

ROBERT J. CIERZAN has been Secretary and Treasurer of Aldila (or its predecessors) since January 1991 and Vice President—Finance since March 1989. From September 1988 to February 1989, Mr. Cierzan held the position of Executive Vice President—Finance at Illinois Coil Spring Company, a diversified manufacturer of springs, automotive push-pull controls and rubber products.

MICHAEL J. ROSSI has been the Vice President—Sales and Marketing of Aldila Golf Corp. since March 24, 1997 when he joined the Company. Prior to that, from August 1994 to March 1997, Mr. Rossi was the Vice President and General Manager of Fujikura Composite America, which manufactures graphite golf shafts and is a wholly owned subsidiary of Fujikura Rubber Limited, a Japanese publicly held company. From November 1989 to August 1994, he was Vice President—Sales and Marketing for True Temper Sports, a division of the Black & Decker Corporation, which manufactures steel golf shafts.

COMPENSATION COMMITTEE

COMPENSATION COMMITTEE CHARTER

The Company has not adopted a formal “charter” for the Compensation Committee. The Compensation Committee is charged with the responsibility of supervising and administering the Company’s compensation policies, management awards, reviewing salaries, approving significant changes in salaried employee benefits, and recommending to the Board such other forms of remuneration as it deems appropriate.

The Compensation Committee also determines individuals to whom stock options will be granted under the Company’s 1994 Stock Incentive Plan, the terms on which such options will be granted, and to administer the 1994 Stock Incentive Plan. The Compensation Committee also retains administrative responsibility over the Company’s 1992 Stock Option Plan.

MEMBERSHIP AND INDEPENDENCE OF COMPENSATION COMMITTEE MEMBERS

During the fiscal year ended December 31, 2006, the Compensation Committee consisted of Mr. Brand (Chairman), Mr. Riley and Mr. Miller. We anticipate that Mr. Brand, Mr. Riley and Mr. Leitch will be elected to the Compensation Committee at the meeting of the Board of Directors following the 2007 Annual Meeting of Stockholders. Each member of the Company’s Compensation Committee has been determined, in the opinion of the Board of Directors, to be independent in accordance with the rules applicable to NASDAQ listed companies and each is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended December 31, 2006: (i) no member of the Compensation Committee was or had been a former or current executive officer of the Company; (ii) no member of the Compensation Committee had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related-party transactions; (iii) none of the Company’s executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, whose own executive officers served as a director or member of our Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following information regarding the Compensation Committee and its report shall not be deemed to be incorporated by reference into any such filing.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy, and based on this review and discussion, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Dated: April 4, 2007	Respectfully submitted,
Thomas A. Brand, Chairman
Bryant R. Riley
Lloyd I. Miller, III

This foregoing report shall not be deemed soliciting material nor incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

COMPENSATION OF EXECUTIVE OFFICERS

Compensation of the Company’s Executive Officers is established by action of the Company’s Board of Directors. The Board receives and either approves or modifies recommendations from the Compensation Committee. In the case of grants under either the Company’s 1994 Stock Incentive Plan or the 1992 Stock Option Plan, the Board has delegated to the Compensation Committee the final authority to make grants, including grants to the Company’s Executive Officers.   The Compensation Committee will typically receive initial recommendations for compensation decisions from the Company’s management. The Compensation Committee does not have the authority to further delegate compensation decisions for Executive Officers.

In February 2007 the Compensation Committee engaged Fredric W. Cook & Co., Inc. to assist the Compensation Committee to conduct a “benchmarking” survey of the compensation of certain Executive Officers and other management employees, including identifying an appropriate group of “peer companies” for such a survey. Management solicited three and received two bids for this engagement. The final decision to engage this consultant was made by the Compensation Committee. This is the first compensation survey conducted for the Company since 1994. The consultant was not engaged to recommend the amount or composition of compensation.

COMPENSATION DISCUSSION AND ANALYSIS

General Goals

The Company seeks to retain and motivate qualified employees, including Executive Officers, with a combine package of compensation which rewards both long and short term Company performance in a manner consistent with the interests of the Company’s stockholders. The Company’s objective for its compensation program is to provide a competitive base salary with a substantial annual bonus opportunity based on the attainment of current year goals and promote longer term retention through equity participation. To do so, the Compensation Committee supervises the Company’s management in creating compensation policies for non-Executive Officer employees. The Compensation Committee recommends to the Board the compensation package for Executive Officers, however, the Board has delegated to the Compensation Committee the power to make awards to employees, including Executive Officers, under the Company’s 1994 Stock Incentive Plan and the 1992 Stock Option Plan.

The Company’s compensation package for employees consists of four parts:

•       Base salary

•       participation in the Company’s Bonus Incentive Plan

•       participation in the Company’s 1994 Stock Incentive Plan

•       competitive ancillary benefits, such as 401k match and automobile allowances

Base Salary

Base salary is intended to be competitive with the amounts paid to other similar companies in the “sports and leisure” industry. Base salary is initially recommended by the Company’s management to the Compensation Committee, which may accept or modify the recommendation. The recent “benchmark survey” by Fredric W. Cook & Co., Inc. (the “Cook Survey”) compared the Company’s compensation package to that of the eight companies identified as “peer companies” of the Company. Of those eight companies, the Company’s financial performance, based on one year growth rates of revenues, net income, EBITDA, return on equity and total stockholder return was the best or next to best of all members of the peer group. Base salary for each of the Company’s Executive Officers was approximately the median paid to the officers of the peer group of companies, with the exception of the Company’s Chief Executive Officer which was below the median amount paid.

Incentive Bonus Plan

The second element of the Company’s compensation package is participation in the Company’s Bonus Incentive Plan. This plan seeks to provide a bonus for significantly exceeding the annual projected performance by the Company as a whole. Management annually establishes the performance goals for the Company as a whole and the bonus amounts payable to individual employees. Bonus amounts for Executive Officers are set as part of the Company’s Bonus Incentive Plan. This recommendation is submitted to the Compensation Committee which may accept or modify this recommendation, and the recommendation from the Compensation Committee is then submitted to the full Board for approval. This process occurs early in the year and is intended to establish goals and bonus opportunities if the Company as a whole exceeds these goals on an annual basis. The Cook Survey found that the total of base salary and incentive bonus payments earned by the Company’s Executive Officers during 2005 was at or above the 75th percentile, although the Company’s Chief Executive Officer was below the median, compared to the amounts paid to the peer companies. Although we established Bonus Incentive Plan goals in 2006, we did not achieve our goals and we paid no bonuses under this plan in 2006.

Stock Options and Restricted Stock

The third element of the Company’s compensation package is participation in the Company’s 1994 Stock Incentive Plan. The Company’s 1992 Stock Option Plan is not currently being used. The 1994 Stock Incentive Plan allows the award of a number of different kinds of equity awards, although only stock options and restricted stock grants have been made under this plan.

The Company has historically granted stock options to certain employees, including Executive Officers. These grants are made by action of the Compensation Committee. The Compensation Committee may not delegate to others the authority to grant stock options, restricted stock or other compensation. Stock options have historically been granted for periods of 10 years, vesting in three equal, annual increments commencing with the first anniversary of the grant. The exercise price for such grants was the average of the high and low price on the date of the grant, which was the date of the action by the Compensation Committee, except in the rare case when the Compensation Committee met and acted on a day when the stock market was not open for trading in which case the exercise price was the average of the high and low price on the next trading day following the date of the meeting. This method intended to allow the treatment of the stock options awarded to employees as “Incentive Stock Options” under the applicable sections of the Internal Revenue Code. Incentive Stock Options are generally exempt from federal income taxation (but not the alternative minimum tax) at the time of grant and exercise.

As a result of the changes to financial statement treatment of stock options in connection with the implementation of FAS 123R, in December 2005 the Compensation Committee recommended and the Board of Directors agreed to accelerate the vesting of all outstanding stock options held by employees of the Company, including Executive Officers. This accelerated vesting did not affect any stock options issued to non-employee directors. As a further result of the implementation of FAS 123R, the Compensation Committee recommended, and the Board of Directors agreed, to cease granting stock options and change to making grants of restricted stock to employees of the Company, including Executive Officers. Grants of restricted stock to employees, including Executive Officers, were first made August 9, 2006, subject to vesting in three equal, annual increments commencing with the first anniversary of the grant. This change means that as the restricted stock vests (or earlier at the option of the employee, including Executive Officers) there is a taxable event for federal income tax purposes. Restricted stock, whether vested or unvested, receives cash dividends paid by the Company to its stockholders. As a general rule, the Compensation Committee has made grants of restricted stock at a rate of approximately one-third the number of stock options it would have previously granted to any specific employee.

Grants of stock options and restricted stock are generally considered at a regular meeting of the Compensation Committee, normally held close in time to a regular meeting of the Board of Directors. This may or may not be at a time when the Company is in possession of material non-public information.

Grants of equity in the Company, whether by stock option or restricted stock, are intended to provide a longer-term incentive to the employees, including Executive Officers, aligned with the long term interests of the stockholders of the Company in an amount that is meaningful enough to motivate the participants receiving the grants without significantly diluting the holdings of existing stockholders. The amounts of stock options and now restricted stock grants are initially recommended by management and these recommendations are then accepted or  modified by the Compensation Committee. The Compensation Committee generally seeks to keep the total of all projected stock option grants to employees during any three year period below approximately 5% of the Company’s outstanding shares. With the transition to restricted stock grants, this three year threshold has moved to approximately 1.67% of Company’s outstanding shares.

Even with the relatively large increase in the Company’s stock price in recent years, the Cook Survey found that the amount of long term equity incentive grants were below the median for the Chief Executive Officer and the Chief Financial Officer of the Company when compared to the amounts granted to the officers of the identified peer companies. Grants to other officers of the Company were above the median offered by the peer companies.

The Cook Survey also noted that the total of outstanding stock option grants made under the stock option plans were below the 25th percentile of the peer group companies as a percentage of the total diluted shares of the Company.

Severance Protection Agreements

In addition to the three elements described above which apply to all employees, including Executive Officers, there is a fourth element of the Company’s compensation package granted only to Executive Officers. This fourth element is a Severance Protection Agreement (“Severance Agreement”) entered into in November 2003, with each of the Executive Officers. Each Severance Agreement commenced January 1, 2004, continues for one year, and automatically renews for one year on each January 1, unless either party gives ninety days advance notice of non-renewal or if the Severance Agreement is terminated, however, in the event of a Change of Control (defined below) the term of the Severance Agreement is twenty-four months from such event. Pursuant to the Severance Agreement, in the case of termination of employment within thirty-six months after a Change in Control as a result of death, by the Company for Cause or Disability (as defined in the Severance Agreement), or by the Executive Officer other than for Good

Reason (also defined in the Severance Agreement), the Executive Officer is entitled to his Accrued Compensation. In the case of termination within thirty-six months of a Change of Control for any other reason, the Executive is entitled to the following: (i) Accrued Compensation and a Pro Rata Bonus for the year of termination (typically computed based on the average bonus paid for the prior two years), (ii) a lump sum payment equal to the sum of the Executive’s then annual base salary and his average bonus for the prior two years, (iii) continued provision of insurance (including life, disability and medical) for two years, “grossed up” to cover any excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, and  (iv) a lump sum equal to one years’ automobile allowance (or the length of the automobile lease, if longer, in the case of automobiles leased by the Company for the Executive’s use). These payments are in lieu of any other severance benefit to which the Executive would otherwise have been entitled. Upon a Change-in-Control, regardless of whether the Executive’s employment has terminated, the Company is required to contribute to a grantor trust an amount sufficient to fund the payments under clauses (i), (ii), and (iv) above.

“Change-in-Control” means (1) an acquisition of 40% of the Company’s Common Stock, (2) the failure of the individuals who, as of November 19, 2003 were members of the Board of Directors (the “Incumbent Board”) to constitute at least two-thirds of the members of the Board, unless the election of any new director is approved by a vote of at least two-thirds of the Incumbent Board, subject to certain other qualifications, (3) the completion of a merger where the existing stockholders and Board of Directors do not retain control of the surviving company, or (4) the liquidation or sale of substantially all the assets of the Company.

Except as provided above and except for the provisions of the 1994 Stock Incentive Plan and related agreements thereto, there are no compensatory plans or arrangements with respect to any of the executive officers (including each of the Executive Officers) which are triggered by, or result from, the resignation, retirement or any other termination of such executive officer’s employment, a change-in-control of the Company or a change in such executive officer’s responsibilities following a change-in-control.

The Severance Agreement is intended to provide security to the Executive Officers and allow them to focus on the Company’s performance without being concerned their employment may be terminated in the event of a Change of Control. The Compensation Committee believes this kind of agreement is important to allow the Executive Officers to concentrate on the Company’s business without distraction at least during a transition period following a Change of Control.

Other Employment Benefits

The Company does not provide its Executive Officers with deferred compensation opportunities, except in connection with participation in the Company’s 401k plan. The Company matches 50% of the first 4% of contributions of all participants. Executive Officers may participate in the 401k plan on the same terms as other full-time employees.

The Company provides group life and health insurance to all full-time employees. Executive Officers receive group life and health insurance coverage on the same terms as other full-time employees.

The Company provides senior employees, including the Executive Officers, with leased vehicles. The Executive Officers reimburse the Company for any amount of the monthly cost plus capital recapture value at the time the lease is entered into, to the extent that it exceeds $700 per month.

Total Compensation Package

The Cook Survey found that the Company’s compensation package for the Executive Officers was competitive with that offered by the identified peer companies. Total Compensation for the Chief Executive Officer was below the median of the peer companies, and the other Executive Officers were between the median and the 75% percentile of that offered by the peer companies. Total compensation for other senior management employees was above the 75% percentile of that offered by the peer companies.

SECTION 162(M) ISSUES

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code on its executive compensation decisions. Section 162(m) generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid to the chief executive officer and each of the four other most highly compensated executive officers to the extent that such compensation in a taxable year exceeds $1 million. Section 162(m), however, permits a deduction for qualified “performance-based compensation,” the material terms of which are disclosed to and approved by stockholders. The Company’s Bonus Plan does not qualify as performance-based compensation for the purposes of Section 162(m). The Company’s 1994 Stock Incentive Plan does qualify as performance-based compensation for Section 162(m) purposes. During 2006, the Compensation Committee believed it unlikely any executive officer of the Company would receive in excess of $1 million in compensation, other than performance-based compensation. The Compensation Committee believes it is unlikely any executive officer will receive in excess of that amount in 2007. As a result, the Compensation Committee has not taken any steps to qualify the bonus plan as performance-based compensation, although it anticipates the Company would do so before any executive receives salary, bonus and other non-performance based compensation in excess of $1 million.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation paid to the Company’s Executive Officers during the fiscal year ended December 31, 2006.

Name(1)	Year	Base Salary ($)(2)	Bonus(3)	Restricted Stock Awards($)	Option Awards($)	Non-Equity Incentive Plan Comp.($)(4)	Change in Pension Value and Nonqualified Deferred Comp. Earnings	All Other Comp. ($)(5)		Total ($)
Peter R. Mathewson	2006	278,199	—	52,988	—	—	—	12,003	(6)	343,190
Robert J. Cierzan	2006	206,104	—	36,503	—	—	—	12,800	(7)	255,407
Michael J. Rossi	2006	193,222	—	36,503	—	—	—	12,800	(8)	242,525

(1)           Positions held are indicated in EXECUTIVE OFFICERS OF THE COMPANY above.

(2)           Includes amounts deferred pursuant to the Company’s 401k plan. We allow no deferral of compensation at the option of any Executive Officer, except under our 401k plan generally available to our employees including our Executive Officers.

(3)           We pay no bonuses to Executive Officers except pursuant to our incentive Bonus Plan, which is reported as Non-Equity Incentive Plan Compensation.

(4)           No Executive Officer was eligible for any Bonus Incentive Plan payments relating to the Company’s performance during 2006.

(5)           This includes automobile allowances and 401k plan matches, as discussed above under “Other Employment Benefits.”

(6)           Includes $7,600 auto allowance and 401k match of $4,400.

(7)           Includes $8,400 auto allowance and 401k match of $4,400.

(8)           Includes $8,400 auto allowance and 401k match of $4,400.

During the prior two fiscal years we reported the following compensation information for our Executive Officers:

		Annual Compensation(2)		Long Term Compensation
Name(1)	Year	Base Salary	Bonus(3)	Options(4)	Payout(5)
Peter R. Mathewson	2005	$270,072	$216,058	10,125	$732,016
	2004	$262,000	$183,750	13,500	$209,863
Robert J. Cierzan	2005	$200,092	$160,073	6,975	$582,931
	2004	$194,481	$136,136	9,300	$214,552
Michael J. Rossi	2005	$188,309	$150,647	6,975	$417,472
	2004	$182,327	$127,629	9,300	$142,533

(1)          Positions held are indicated in EXECUTIVE OFFICERS OF THE COMPANY above.

(2)          Excludes auto usage, imputed income on life insurance and employer’s 401(k) match.

(3)          Bonus earned in year indicated and paid in following year.

(4)          Number of shares of common stock underlying stock options.

(5)          Proceeds of stock option exercises.

GRANTS OF PLAN-BASED AWARDS TABLE

The following table shows grants of plan-based awards the Company made to its Executive Officers during the fiscal year ended December 31, 2006.

Name(1)	Grant Date	Est. Poten. Payouts Under Non-Equity Incentive Plans($)(2)	Est. Poten. Payouts Under Equity Incentive Plans($)	All Other Stock Awards: Number of Shares(#)(3)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise Price of Option Awards($)	Grant Date Fair Value of Stock and Option Awards($)(4)
Peter R. Mathewson	8/9/2006	—	—	3,375	—	—	$52,988
Robert J. Cierzan	8/9/2006	—	—	2,325	—	—	$36,503
Michael J. Rossi	8/9/2006	—	—	2,325	—	—	$36,503

(1)          Positions held are indicated in EXECUTIVE OFFICERS OF THE COMPANY above.

(2)          The Company established amounts for awards under its Incentive Bonus Plan in April 2006. That plan establishes annual targets and no payments were earned under it during the year ended December 31, 2006, so no amounts under it were payable to Executive Officers during 2006 nor will any amounts be payable under those awards at any later time.

(3)          Restricted stock awards granted under the Company’s 1994 Incentive Stock Plan. Each award is subject to vesting over a three year period in three, equal, annual installments upon the anniversary date of the grant, commencing one year from the initial date of grant.

(4)          FAS 123R value at date of grant.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows the outstanding stock options and restricted stock awards to our Executive Officers as of December 31, 2006.

	Option Awards					Stock Awards
Name(1)	Number of Securities Underlying Unexercised Options(#) Exercisable (2)	Number of Securities Underlying Unexercised Options(#) Unexercisable (3)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock that Have not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Unites or Other Rights That Have Not Vested (#)
Peter R. Mathewson	9,000	—	—	$1.61	12/31/2012	3,375	$50,355	—	—
	25,000	—	—	$3.29	12/16/2013
	13,500	—	—	$11.47	8/24/2014
	10,125	—	—	$26.25	8/17/2015
Robert J. Cierzan	5,000	—	—	$3.29	12/16/2013	2,325	$34,689	—	—
	3,100	—	—	$11.47	8/24/2014
	6,975	—	—	$26.25	8/17/2015
Michael J. Rossi	5,000	—	—	$3.29	12/16/2013	2,325	$34,689	—	—

(1)             Positions held are indicated in EXECUTIVE OFFICERS OF THE COMPANY above.

(2)             All options are issued under the Company’s 1994 Stock Incentive Plan.

(3)             Vesting on all outstanding and unvested options for all employees, including Executive Officers, were accelerated and declared vested in December 2005.

(4)             All restricted stock is issued under the Company’s 1994 Stock Incentive Plan and each award of restricted stock vests in three equal, annual installments commencing on the first anniversary of the date of award of restricted stock.

(5)             Market value is calculated using a price of $14.92 per share, which was the closing price on December 29, 2006, the last trading day of the year.

OPTION EXERCISED AND STOCK VESTED TABLE

The following table shows the aggregate value realized upon the exercise of stock options during the fiscal year ended December 31, 2006. Awards of restricted stock were begun during 2006 and no shares of restricted stock have yet vested.

	Option Awards		Stock Awards
Name(1)	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)
Peter R. Mathewson	18,995	$578,351	—	—
Robert J. Cierzan	21,978	$610,212	—	—
Michael J. Rossi	19,981	$384,874	—	—

(1)          Positions held are indicated in EXECUTIVE OFFICERS OF THE COMPANY above.

AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following information regarding the Audit Committee and its report shall not be deemed to be incorporated by reference into any such filing.

REPORT OF AUDIT COMMITTEE

Under its charter, the Audit Committee’s principal responsibilities are to:

•       Retaining, setting the compensation of and monitoring the independence of the Independent Accountant;

•       Overseeing the performance of the Independent Accountant and members of Management involved with finance and accounting functions;

•       Monitoring the integrity of Company’s financial reporting process and systems of internal controls regarding finance, accounting and legal compliance;

•       Overseeing the Company’s accounting policies and staff;

•       Providing an avenue of communication among the Independent Accountant, Management, and the Board of Directors; and

•       Reviewing and approving related party transactions.

The Company’s management remains directly responsible for the Company’s disclosure controls, internal controls, and the financial reporting process. The Company’s independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards, issuing reports on the Company’s financial statements and the Company’s internal controls over financial reporting, as well as reviewing the Company’s quarterly financial statements. The Audit Committee has the principal responsibility to monitor and oversee these processes, although the Board of Directors retains ultimate responsibility for the performance of the Company’s independent accountants and management.

The Audit Committee is charged with meeting a minimum of four times each year, including a meeting following the preparation of quarterly and annual financial statements, to review these financial statements with management and the independent accountants.

The Audit Committee is assigned the responsibility to (1) supervise the internal accounting policies and procedures in order to assess the adequacy of internal accounting and financial reporting controls, (2) review with the independent accountant the Company’s financial statements and audit process and (3) review all proposed transactions between the Company and its directors and officers, and any immediate family member or affiliate of any of its directors and officers, or any other affiliate of the Company that is not a subsidiary of the Company.

In connection with overseeing the Company’s internal accounting policies and procedures, the Audit Committee reviewed management’s report on internal controls over financial reporting contained in the Company’s 2006 Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as well as Squar, Milner, Peterson, Miranda & Williamson, LLP’s Report of Independent Registered Public Accounting Firm included in the Company’s 2006 Annual Report relating to (i) its audit of the financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting, and (iii) the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee is also responsible for recommending the independent accountants to be retained by the Company for each fiscal year. For 2007 the Audit Committee has recommended that Squar, Milner, Peterson, Miranda & Williamson, LLP be nominated for approval by the stockholders.

Company management has represented to the Audit Committee that the Company’s financial statements for the fiscal year 2006 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed these financial statements with management and the Company’s independent accountants.

The Audit Committee also discussed with the Company’s independent accountants matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (communications with audit committees) as adopted by the PCAOB.

The Company’s independent accountants have provided to the Audit Committee the written disclosure and letter required by Independence Standards Board Standard No. 1 (independence discussions with audit committees) as adopted by the PCAOB, and the Audit Committee discussed with the independent accountants the accounting firm’s independence.

Based upon the Audit Committee’s discussion with management and the Company’s independent accountants and the Audit Committee’s review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission.

Dated: March 21, 2007	Respectfully submitted,
Andrew M. Leitch, Chairman
Bryant R. Riley
Thomas A. Brand

This foregoing report shall not be deemed soliciting material nor incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

AUDIT COMMITTEE CHARTER

The Audit Committee Charter was approved by the Board of Directors on December 31, 2002 and attached to the proxy statement for the Company’s 2003 Annual Meeting of Stockholders. The current version of the Audit Committee’s Charter is available on the Company’s website (www.aldila.com).

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

The current NASD and SEC rules require that members of the Audit Committee must be “independent” and may not be “affiliates” of the Company, although there is a 10% stock ownership safe-harbor for determining whether a director is an “affiliate” for this purpose. In addition, Audit Committee members must not have participated in the preparation of the Company’s financial statements during the previous three years, and they must be able to read and understand financial statements at the time they assume office. The minimum required size of the Audit Committee is at least three members.

Mr. Leitch, Mr. Riley and Mr. Brand were elected by the Board of Directors to be members of the Audit Committee for 2006, and we anticipate that each will be re-elected at the meeting of the Board of Directors following the 2007 Annual Meeting of Stockholders. The Board of Directors has determined that (a) each will be “independent” as that term is defined in the NASD Rules and SEC Rule 10A-3(b)(1); (b) each has not participated in the preparation of the financial statements of the Company or any of its subsidiaries at any time during the past three years; and (c) each is able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement.

AUDIT COMMITTEE FINANCIAL EXPERT

The current SEC and NASD rules require that at least one member of the Audit Committee must be an “audit committee financial expert” as that term is defined in the SEC Rules, and is “financially sophisticated” as that term is defined for NASDAQ listed companies. The Board of Directors has determined that Mr. Leitch is an “audit committee financial expert” and is “financially sophisticated,” as those terms are defined in the respective rules.

REVIEW, APPROVAL OR RATIFICATION OF RELATED PARTY TRANSACTIONS

Pursuant to the Audit Committee’s Charter, the Audit Committee is charged with reviewing all proposed transactions between the Company and its directors and officers, and any immediate family member or affiliate of any of its directors and officers, or any other affiliate of the Company that is not a subsidiary of the Company (not including compensation issues).

In conducting its review of a proposed related party transaction, the Audit Committee seeks information regarding the terms of the proposed transaction, the ability of the Company to enter into a comparable transaction on the same or better terms, the rationale for pursuing the related party transaction, and the extent to which the terms of the transaction were determined at arms’ length or were subject to influence by a related party. After this review, the Audit Committee may approve the transaction; the Company will not pursue any related party transaction not approved by the Audit Committee.

The Audit Committee annually reviews on-going related party transactions it has previously approved.

The Audit Committee also reviews any contributions by the Company to not-for-profit organizations on which any of the Company’s directors and officers or any immediate family member of the Company’s directors and officers serve as directors or executive officers or that are being made at the request of any of the Company’s directors, officers or any immediate family member of any of the Company’s directors or officers, whether or not, in the case of its directors, such contribution would disqualify the director from being deemed “independent” for any purpose.

NOMINATING COMMITTEE

The Nominating Committee’s Charter is available on the Company’s website (www.aldila.com).

The Nominating Committee is charged with identifying and recommending to the Board nominees for election or re-election to the Board, or for appointment to fill any vacancy that is anticipated or has arisen on the Board, in accordance with the criteria, policies and principles set forth in its Charter.

The Nominating Committee will consider nominees recommended by stockholders. Any stockholder desiring to recommend such nominee may do so by contacting any member of the Nominating Committee c/o of the Company. The Nominating Committee held one meeting in calendar year 2006.

The Nominating Committee has no minimum requirements for nominees to be a director.  The Nominating Committee’s process does not distinguish between nominees brought to it by stockholders from those developed internally. In making its recommendations, the Nominating Committee may consider some or all of the following factors, among others:

•       The candidate’s judgment, skill, diversity and experience with other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight;

•       The interplay of the candidate’s experience with the experience of other Board members, including meeting legally required qualifications of sufficient directors to meet the obligation of the Company to maintain sufficient members of the Board to have a “financial expert” as a member of the Company’s Audit Committee, and sufficient members of the Board who meet the independence requirements under applicable law and NASDAQ rules;

•       The extent to which the candidate would be a desirable addition to the Board;

•       Whether or not the candidate has any relationships that might impair his or her independence, such as any business, financial or family relationships with the Company’s management; and

•       The candidate’s ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates.

ANNUAL REPORT

The Company’s Annual Report for the fiscal year ended December 31, 2006 (the “2006 Annual Report”) is included with the mailing of this Proxy Statement. The 2006 Annual Report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Squar, Milner, Peterson, Miranda & Williamson, LLP, the Company’s current independent accountants.

PROXY SOLICITATION

The Company will pay the expense of this proxy solicitation. We do not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the annual meeting. We will, upon request, reimburse brokers, banks and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals. In addition to the solicitation of proxies by use of the mails, solicitation also may be made by telephone, e-mail, facsimile or personal interviews by our directors, officers and regular employees, none of whom will receive additional compensation for any such solicitation.

PROPOSALS OF STOCKHOLDERS AND COMMUNICATIONS TO DIRECTORS

If a stockholder desires to nominate someone for election to the Board of Directors at, or to bring any other business before, the Annual Meeting of Stockholders to be held in 2008, then in addition to any other applicable requirements, such stockholder must give timely written notice of the matter to the Secretary of the Company. To be timely, written notice must be delivered to the Secretary at the principal executive offices of the Company before December 19, 2007, provided, however, that if the date of the 2008 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 16, 2008, then such notice must be delivered to the Secretary not more than 120 days prior to the 2008 Annual Meeting of Stockholders and not less than (i) 90 days prior to such annual meeting or (ii) 10 days following the date of the first public announcement of the scheduled date of the 2008 Annual Meeting of Stockholders. Any such notice to the Secretary must include all of the information specified in the Company’s Bylaws.

If a stockholder desires to have a proposal included in the Company’s proxy statement and proxy card for the 2008 Annual Meeting of Stockholders, then, in addition to the notices required by the immediately preceding paragraph and in addition to other applicable requirements (including certain rules and regulations promulgated by the Securities and Exchange Commission), the Company must receive notice of such proposal in writing at the Company’s principal executive offices at 13450 Stowe Drive, Poway, California 92064, no later than December 19, 2007, provided, however, that if the date of the 2008 Annual Meeting of Stockholders is more than 30 days from May 16, 2008, then such notice must be received by the Secretary of the Company a reasonable time before the Company begins to print and mail its proxy materials for the 2008 Annual Meeting of Stockholders.

Communications by stockholders to the Board of Directors or any single director may be sent c/o the Company, 13450 Stowe Drive, Poway, California 92064, Attn: Investor Relations Dept. All such communications are forwarded to the director(s).

AVAILABLE INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by the Company with the SEC are available at no charge from the SEC’s website at www.sec.gov. A link to that site is available from the Company’s website:  www.aldila.com. Physical copies may also be inspected and copied at the public reference facilities maintained by the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Room 1580, Washington, DC 20549 at prescribed rates. In addition, such material may also be inspected and copied at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006-1500.

OTHER MATTERS

The Board knows of no matters other than those listed in the attached Notice of Annual Meeting which are likely to be brought before the Meeting. However, if any other matter properly comes before the Meeting, the persons named on the enclosed proxy card will vote the proxy in accordance with their best judgment on such matter.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ ROBERT J. CIERZAN
Robert J. Cierzan
Secretary

April 17, 2007

ALDILA, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of ALDILA, INC. hereby appoints PETER R. MATHEWSON and ROBERT J. CIERZAN, or either of them, Proxies of the undersigned, each with full power to act without the other and with the power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Aldila, Inc., to be held at the Company’s executive offices and production facility, 13450 Stowe Drive, Poway, California 92064 on Wednesday, May 16, 2007 at 10:30 a.m. (Pacific daylight time), and at any adjournments or postponements thereof, and to vote all shares of stock of the Company standing in the name of the undersigned with all the powers the undersigned would possess if personally present, in accordance with the instructions below and on the reverse hereof, and, in their discretion, upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED ON THE REVERSE HEREOF, AND WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2, IF NO INSTRUCTIONS ARE INDICATED.

IMPORTANT: SIGNATURE REQUIRED ON REVERSE SIDE.

(Continued and to be signed on the reverse side)

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ANNUAL MEETING OF STOCKHOLDERS OF

ALDILA, INC.

May 16, 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\*/    Please detach along perforated line and mail in the envelope provided.    \*/

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR  VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

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1.  Election of Directors:

NOMINEES:

☐	FOR ALL NOMINEES	☐ ☐ ☐ ☐	Thomas A. Brand Peter R. Mathewson Bryant R. Riley Andrew M. Leitch
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT
(see instructions below)

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ☒

	FOR	AGAINST	ABSTAIN

2. Ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the independent accountants of the Company.	☐	☐	☐

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 16, 2007 and the Proxy Statement furnished herewith.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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2

ANNUAL MEETING OF STOCKHOLDERS OF

ALDILA, INC.

May 16, 2007

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.

— OR  —

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

— OR —

INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER

ACCOUNT NUMBER

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You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

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\*/    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.    \*/

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF
DIRECTORS AND “FOR” PROPOSALS 2 AND 3.  PLEASE SIGN, DATE AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR

VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

--------------------------------------------------------------------------------

1.  Election of Directors:

NOMINEES:

☐	FOR ALL NOMINEES	☐ ☐ ☐	Thomas A. Brand Peter R. Mathewson Bryant R. Riley
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT	☐	Andrew M. Leitch
(see instructions below)

INSTRUCTIONS:  To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ☒

	FOR	AGAINST	ABSTAIN

2. Ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the independent accountants of the Company.	☐	☐	☐

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 16, 2007 and the Proxy Statement furnished herewith.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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